EXHIBIT 10.4a


                               FIRST AMENDMENT TO
                      STORAGE AND THROUGHPUT AGREEMENT(1)

         This Amendment, entered into as of the ____ day of October, 1999, and effective as of January 3, 2000, amends that certain Storage and Throughput Agreement which was effective as of [******] [**], [****], between Statia Terminals N.V., a corporation duly incorporated in the Netherlands Antilles (the "Terminal Company") with offices at St. Eustatius, Netherlands Antilles, and Bolanter Corporation N.V., a corporation duly incorporated in [***] [***********] [********] (the "User") with offices at [*******], [***********]
[********] (the "Agreement").

         WHEREAS, the initial Term of the Agreement expires at midnight on January 30, 2000; and

         WHEREAS, the parties desire to extend the Agreement beyond the expiration of the initial Term and to amend certain provisions of the Agreement as such are set forth in this Amendment.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto mutually agree as follows:

1. Amend the definition of "Minimum Monthly Charge" in Article I of the Agreement by deleting "USD [***,***]" and inserting in place thereof "USD [***,***]".

2. Amend Article I, Definitions, in the Agreement by deleting the definitions corresponding to those below and replacing them with the following corresponding definitions and by deleting, without replacement, the definition of "Completion Notice":

                  "EXCESS THROUGHPUT CHARGE" means USD [*.****] per Barrel, or the amount resulting from the application of Section 5.4.

                  "GROSS STANDARD VOLUME" or "GSV" means the total volume of all petroleum liquids and S&W, excluding Free Water, corrected by the appropriate volume correction factor for the Observed Temperature and API Gravity, relative density, or density to a standard temperature of 60(degree)F or 15(degree)C.

                  "NET STANDARD VOLUME" or "NSV" means the total volume of all petroleum liquids, excluding S&W and Free Water, corrected by the appropriate volume correction factor for the Observed Temperature and API Gravity, relative density, or density to a standard temperature of 60(degree)F or 15(degree)C.

                  "TOTAL CALCULATED VOLUME" or "TCV" means the total volume of all petroleum liquids and S&W, corrected by the appropriate volume correction

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1 Asterisks indicate redacted language that has been granted confidential treatment pursuant to Section 552(b)(24) of the Freedom of Information Act. 5 U.S.C.ss.552(b)(4) (1996); See 17 C.F.R.ss.200.80(b)(4) (1996).

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         factor for the Observed Temperature and API Gravity, relative density, or density to a standard temperature of 60(degree)F or 15(degree)C, and all Free Water measured at Observed Temperature (Gross Standard Volume plus Free Water).

3. Add the following definitions to Article I, Definitions, of the Agreement in the proper alphabetical order:

                  "EFFECTIVE DATE" means January 31, 2000.

                  "OBSERVED TEMPERATURE" means the temperature of any Commodities at the time of testing as determined by a temperature sensing device or thermometer.

4. Amend Article I, Definitions, of the Agreement and Article 2, Definitions, of the Terminal Regulations by deleting the definition of "Operational Date".

5. Amend the Agreement and the Terminal Regulations throughout by deleting "Operational Date" and inserting in place thereof "Effective Date".

6. Amend Article 2, Definitions, of the Terminal Regulations (i) by deleting the definitions corresponding to those in Paragraph 2 above and replacing them with the corresponding definitions from Paragraph 2, and (ii) by inserting in the proper alphabetical order the definitions in Paragraph 3 above.

7. Amend Article IV, Term of Agreement, of the Agreement by deleting the entire Article IV and replacing it with the following:

                                   ARTICLE IV

                                TERM OF AGREEMENT

                  4.1 TERM. The initial Term of this Agreement shall commence at 12:01 a.m. on the Effective Date, and shall end at midnight on January 30, 2003, subject to the provisions of Article VI.

                  4.2 ADDITIONAL TERM. Upon the expiration of the initial three
         (3) year Term hereof, this Agreement shall automatically be extended for an additional [***] [***] [****] period, and [********] thereafter for [***] [***] [**********] [****] (each such [***] [***] [****]
         period being the "Additional Term" and each of which constitutes a part of the Term) on the same terms and conditions, including, but not limited to, the provisions of Section 5.4 regarding the adjustment of the Minimum Monthly Charge and Excess Throughput Charge; provided however, that either Terminal Company or User may elect to terminate this Agreement upon expiration of the initial three (3) year Term or at the end of any subsequent [***] [***] [****] Additional Term thereafter by providing the other party with [***] [***] [******] written notice prior to the expiration of the then current Term (i.e.,

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         such notice must be made on or before the [****] [**] immediately preceding the end of the then current Term).

8. Amend Section 5.1 of the Agreement by deleting from the words ", and where the Operational Date at the beginning of the Term" to the end of
         Section 5.1 and inserting a period after the words "Term divided by 30 days".

9. Amend Section 5.2 of the Agreement by deleting "after the Dedicated Storage has reached at least [*,***,***] Barrels" and inserting "during the Term" in place thereof.

10. Amend Section 5.3 of the Agreement by deleting from the words "and where the Operational Date at the beginning of the Term" to the end of
         Section 5.3 and inserting a period after the words "Term divided by 30 days".

11. Amend Section 5.4 of the Agreement by deleting "[*******] [*], [****]" in the first line and inserting in place thereof "[*******] [*], [****]" and by deleting "[********] [**], [****]" at the end of the first sentence and inserting in place thereof "[********] [**], [****]".

12.      Amend the Agreement by deleting Sections 9.3 and 9.4 in their entirety.

13. Unless otherwise amended herein, all other terms and conditions of the Agreement and the Terminal Regulations, including any attachments thereto, shall remain in full force and effect.

14. Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement or the Terminal Regulations, as appropriate.

         IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the day first herein specified.

STATIA TERMINALS N.V.                       BOLANTER CORPORATION N.V.

By:   ____________________________       By:      ____________________________
      Clarence W. Brown
      Director                           Name:    ____________________________

                                         Title:   ____________________________
By:   ____________________________
      Paul R. Crissman
      Director

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